UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

ARTHROCARE CORPORATION
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-027422 (Commission File Number)	94-3180312 (I.R.S. Employer Identification Number)

7500 Rialto Blvd., Building Two, Suite 100 Austin, TX 78735 (Address of principal executive offices, including zip code)

(512) 391-3900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
______________________________________________________________________________

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 19, 2010, ArthroCare Corporation announced that The NASDAQ Stock Market LLC has approved the Company’s application for the listing of its common stock on the NASDAQ Global Market.  The Company’s shares will begin trading on the NASDAQ Global Market when the market opens on January 22, 2010, under the symbol “ARTC”.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: January 19, 2010	By:	/s/ David Fitzgerald
David Fitzgerald
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 19, 2010